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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 27, 2001

                            BREAKAWAY SOLUTIONS, INC.

             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     000-27269                 04-3285165
    ---------------------        ----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                           1000 RIVER ROAD, SUITE 400
                        CONSHOHOCKEN, PENNSYLVANIA 19428
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (610) 828-5800
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable.
                                -----------------
          (Former Name or Former Address, if Changed Since Last Report)



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                           FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements which reflect the current judgment of Breakaway Solutions, Inc., a Delaware corporation (the "Company" or the "Registrant"), on certain issues relating to the recently announced resignations of two of its executive officers and its pursuit of strategic alternatives, including an acquisition of the Registrant. Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially include: the reaction of market makers, investors and other participants in the public markets to these announcements; the ability of the Registrant to manage its business operations without the recently resigned executive officers and to replace those executive officers; the timing of the filing of the Registrant's quarterly reports on Forms 10-Q for the quarters ended March 31, 2001 and June 30, 2001 and other required public reports; the Registrant's ability to raise additional capital; equity dilution; likely variation in the Registrant's quarterly revenues and operating results; the Registrant's ability to retain personnel and customers; the Registrant's ability to realize benefits from acquisitions and strategic alliances; the adoption and acceptance of application hosting services by collaborative enterprises; product acceptance and customer demand; competition; risks in conducting business outside the United States; and the other risks described under the heading "Factors that May Affect Future Results" in the Registrant's Annual Report on Form 10-K for the period ended December 31, 2000, on file with the Securities and Exchange Commission, which factors are incorporated herein by reference.

                                WEBSITE ADDRESSES

         The Registrant's website address is www.breakaway.com. References in this Current Report on Form 8-K to www.breakaway.com, any variations thereof or any other uniform resource locator, or URL, are inactive textual references only. The information on our website or at any other URL is not incorporated by reference into this Current Report on Form 8-K and shall not be considered to be a part of this document.

ITEM 5.           OTHER EVENTS

         The Company is filing this Current Report on Form 8-K to report (i) the resignations, effective August 27, 2001, of William Loftus as the Company's President and Chief Executive Officer, and John Loftus as the Company's Senior Vice President of Professional Services, (ii) the election, effective August 27, 2001, of E. Talbot Briddell as President of the Company by the Company's board of directors and (iii) the Company is seeking to be acquired and is pursuing other strategic alternatives. E. Talbot Briddell has served as a director of the Company since April 2001. Mr. Briddell founded Phoenix Management Services, Inc., an operational turnaround management and strategic consulting company, in 1985 and has served as its President since then.

                                      -1-

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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                       Not applicable.

              (b)      PRO FORMA FINANCIAL INFORMATION

                       Not applicable.

              (c)      EXHIBITS

                       The Registrant is not filing any exhibits with this Current Report on Form 8-K.







                                      -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BREAKAWAY SOLUTIONS, INC.


Date: September 5, 2001            By: /s/ E. TALBOT BRIDDELL
                                       -----------------------------------------
                                       E. Talbot Briddell
                                       President


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                                  EXHIBIT INDEX

         The Registrant is not filing any exhibits with this Current Report on Form 8-K.